FLUENT

Accelerating Growth for the World's Leading Brands


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Forward-looking statements

Forward-Looking Statements Safe Harbor

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements speak only as of the date hereof and are based on the Company's current plans and expectations. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve a number of known and unknown uncertainties and risks, many of which are beyond the Company's control.

These factors include those contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, ("2023 Form 10-K") including without limitation, those discussed in Item 1A. "Risk Factors" in Part IA. of the 2023 Form 10-K, and other filings we make with the Securities and Exchange Commission (the "SEC"). You are cautioned not to place undue reliance on forward-looking statements when evaluating the information presented herein, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results or expectations.

Non-GAAP Financial Measures

This presentation contains "non-GAAP financial measures," which are adjusted financial measures that are not calculated and presented in accordance with generally accepted accounting principles in the United States, or "GAAP." We present non-GAAP measures, such as Media Margin Adjusted EBITDA, and adjusted net income (loss) and ratios based on these financial measures, herein as supplemental measures of our financial and operating performance because our management believes that such information provides useful information to investors about our operating performance.

Non-GAAP financial measures do not have any standardized meaning and are, therefore, unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. For reconciliations of the non-GAAP financial measures used in this presentation to the most comparable GAAP measures, please see the Appendix to this presentation.

FLUENT is empowering businesses in the rapidly growing commerce media industry by **connecting advertisers** with their **most relevant customers**.

FLUENT

Emerging Innovator in Commerce Media Solutions

Why Fluent?

Established Brand with Acquisition Expertise	**Deep industry relationships** among key media partners and advertisers, **paired with our performance marketing expertise, enhance our credibility** in the rapidly growing commerce media sector.
Growth Fueled by Proprietary Data	Strategically pivoting into the **rapidly growing commerce media sector leveraging our existing first-party data as a backbone** to fuel personalized, data-driven consumer relationships with an identity graph.
Strong Growth Potential Through Curated Approach	**Significant growth prospects** stem from our approach of **combining deep consumer insights with high-ROI marketing solutions**, making us a **critical partner across the customer journey** in digital advertising.
Elevating Performance with Industry-Leading Technology	Enhancing products with **AI-driven algorithms** and **optimization tools** to **boost ad relevance and conversions** and stay competitive in commerce media.

Established Owned & Operated Business Provides Competitive Advantage in Commerce Media

FLUENT

14 years at the forefront of customer acquisition	Proven marketing experience with Tier-1 brands focused on driving measurable results	Extensive first-party database of customer insights and behaviors	Industry-leading technology and AI solutions ensure optimal ad delivery

These advantages can be **leveraged across Fluent's new high-growth Commerce Media Solutions**

FLUENT

Monetization & Acquisition at Scale

Advertisers:

- Extend marketing reach
- Increase engagement and customer conversion
- Scalable reach with target audiences

Media Partners:

- Increase ad revenue
- Drive repeat customers
- More direct connection with advertisers


Supply
High intent customers
Incremental ad inventory
FLUENT
$
$
Media Partners
Offering solutions for Post Action, Post Purchase, and Customer Loyalty
Advertisers
Serving compelling proprietary offers to net new audiences that consumers can't access anywhere else
Demand


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Commerce Media is a Superior Digital Advertising Model Driving Favorable Economics

What is Commerce Media?

Commerce media **leverages first-party data and digital inventory** from media partners to **enrich customer experiences above and beyond traditional advertising**, driving scalable revenue **in a privacy-focused data-driven environment**

Benefits for Fluent

- Integrated Technology
- Long-term Contracts
- Favorable Revenue Share
- Enhanced Predictability

Emerging Commerce Media Opportunity

Fluent's Commerce Media Solutions is already at a $50 million annual revenue run rate[1] and continues to scale aggressively

Legacy Owned & Operated Marketplace

$100B+[2]

The Commerce Media market is **expected to grow to $100 billion over the next five years** and account for more than **25% of digital media spending by 2026**

[1] Annual Revenue Run Rate is an operating metric defined in Fluent's Form 8-K, filed November 14, 2024
[2] BCG estimates

Leveraging Commerce Media Solutions Across High-Growth Industries

Fluent works with enterprise advertisers and media partners to monetize customers across diverse markets

Targeting high double-digit growth in annual transactions in 2025 with **new verticals** expected to drive **enhanced opportunities in commerce media**

New Verticals

- Travel
- Finance
- Entertainment

Established Verticals

- Retail
- Ticketing
- QSR
- Grocery

Our Commerce Media Solutions Provide Multiple Touchpoints for Media Partners and Advertisers

FLUENT


Home Page
Sponsored content welcomes and engages customers
Window Shopping
Pop-up offers incentivize customers to act/make buying decisions
Shopping Cart
Provide cross selling opportunities during product selection
Checkout
Upsell during the purchasing moment by providing targeted offers
Post Checkout
Present additional relevant offers when customer is in buying mode
CRM
Continue engaging with the customer beyond the sale builds loyalty

Partners and advertisers monetize customers by interacting at multiple key touchpoints throughout the buying journey from discovery to after the final sale

Precision Targeting Powered by First-Party Data and AI

Fluent's AI leverages millions of consumer profiles to drive 1:1 ad personalization, boosting conversions and return on ad spend (ROAS) for leading brands

AI-driven models analyze **rich first-party data**, delivering highly **personalized ads** that resonate with individual consumers

Predictive algorithms **identify customer intent**, ensuring ads **reach the right audience at the perfect moment**

Continuous optimization of click-through and conversion metrics **enhances ad impact and relevance**

Intelligent **bidding adapts in real-time** to maximize return on ad spend (ROAS) for Fluent's clients


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FLUENT

Strengthened Financial Model Providing Foundation for Growth

2016 – 2023

12% CAGR 2016 – 2022


400
350
300
250
200
150
100
50
0
2016
2017
2018
2019
2020
2021
2022
2023
$ in Millions

ANNUAL REVENUE

2023 – 1H' 24

- O&O business impacted by FTC compliance and industry headwinds
- **Leveraging existing extensive first party data, relationships and experience** from the legacy O&O business
- Driving shift in revenue to **higher margin, higher growth commerce media**

2H' 24 – 2025

- **Margin expansion and enhanced operational performance** supported by growth of Commerce Media Solutions
- Ongoing expense discipline and growth management driving **enhanced profitability**
- **Continued growth** and **shifting business mix** to Commerce Media **expected to drive enhanced enterprise value**

Commerce Media Solutions is Driving a Shift to Higher Margin Revenues for Fluent

FLUENT


Commerce Media Solutions Revenue and Gross Margin (1)
Revenue (millions)
12.0
10.0
8.0
6.0
4.0
2.0
-194%
-43%
11%
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24


Consolidated Fluent Revenue and Gross Margin (1)
Revenue (millions)
90.0
80.0
70.0
60.0
50.0
40.0
30.0
25%
28%
24%
29%
28%
22%
24%
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
All Other Revenue
Commerce Media

[1] Gross margin percentages shown are Commerce Media Solutions or consolidated revenue less applicable cost of revenue (exclusive of depreciation and amortization), divided by the applicable revenue.

Commerce Media Solutions has experienced triple digit year over year revenue growth since its Q1'23 launch with steadily improving gross margin

Commerce Media Solutions continues to represent a larger portion of Fluent's total revenue and at higher gross margin than the legacy business



FLUENT

Media Partner Case Study:

How a Major Sportswear Retailer **Increased Ad Revenue** Per Session by **35%**

Client Objective

Deliver an improved post-checkout experience and encourage additional consumer spending

Solution

Sourced a broad range of relevant advertisers that fit stringent media partner criteria and complemented the professional sports league partnerships the media partner works with to deliver targeted ads and experiences in the post-transaction moment

Results

54% Increase in Revenue for Media Partner

27% Increase in LTV for its Advertisers*

35% Increase in Revenue Per Consumer Session*

**Vs Prior Solution*



FLUENT

Advertiser Case Study:

Casual Mobile Gaming Developer **Exceeds ROAS Goals by 30%** with Fluent's User Acquisition Solutions

Client Objective

Maximize return on ad spend for mobile game developer target user acquisition for its applications

Solution

Leverage Fluent's industry expertise and and customer and extensive first-party database to acquire new users, increase application installations, and drive a higher ROAS for the advertiser

Results

+30% Above Target Return On Ad Spend

650% Quarter over Quarter Increase in Installs

+89% Total New Users

Capital Structure and Balance Sheet Summary

As of September 30, 2024

FLUENT

Cap Table (000s)

Common Shares Outstanding:	16,877
Restricted Stock Units & Options:	1,391
Convertible Notes: (held by insiders and affiliates)	693 [1]
Fully Diluted Shares Outstanding:	18,961

Balance Sheet ($000s)

Cash and Cash Equivalents:	$7,842
Total Assets:	$95,945
Total Gross Debt (excluding convertible notes above):	$34,235
Total Liabilities:	$75,966
Shareholders' Equity:	$19,979

[1] Convertible notes assume settlement on November 11, 2024, at a $2.96 share price

Long-Term Shareholder Value

Directors and Officers holdings represent 36% of fully diluted share count

Management alignment with shareholder interests

33% institutional holdings

No outstanding warrants

FLUENT

Summary

Fluent is Building A Stronger Business with a New Model Targeting the Rapidly Growing Commerce Media Market

- **Shifting to higher-margin business** with **reliable revenue streams** driving more **predictable and sustainable results**
- Commerce media leverages **long-term contracts, integrated technology**, and a **favorable revenue-sharing structure**
- Legacy-owned and operated business has **built deep industry connections and a strong reputation** to leverage during transformation into a commerce media leader
- **Anticipate enhanced profitability** supported by **margin expansion** and **diligent expense management**



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